SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

July 22, 2003

Date of Report (date of earliest event reported)

IRIDEX CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	0-27598	77-0210467

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1212 Terra Bella Avenue
Mountain View, California 94043

(Address of principal executive offices)

(408) 940-4700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description

99.1	Text of Press Release, dated July 22, 2003.

Item 9. Regulation FD Disclosure.

     This information, furnished under this “Item 9. Regulation FD Disclosure,” is intended to be furnished under “Item 12. Disclosure of Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216.

     On July 22, 2003, IRIDEX Corporation issued a press release announcing its second quarter 2003 financial results. A copy of the press release is furnished as Exhibit 99.1 to this report.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRIDEX CORPORATION

Dated: July 22, 2003	By:	/s/ LARRY TANNENBAUM Larry Tannenbaum Chief Financial Officer, Secretary and Senior Vice President of Finance and Administration

EXHIBIT INDEX

Exhibit No.	Description

99.1	Text of Press Release, dated July 22, 2003.